                                                                  Exhibit (a)(2)
                             Letter of Transmittal

                        To Tender Shares of Common Stock

                                       of

                                CombiChem, Inc.

                                       at

                              $6.75 Net Per Share

            Pursuant to the Offer to Purchase dated October 12, 1999

                                       by

                                DPC Newco, Inc.,

                      a direct wholly owned subsidiary of

                              DuPont Pharma, Inc.,

                          a wholly owned subsidiary of

                      E.I. du Pont de Nemours and Company


  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
        TIME, ON MONDAY, NOVEMBER 8, 1999, UNLESS THE OFFER IS EXTENDED


                        The Depositary for the Offer Is:
                    First Chicago Trust Company of New York

         By Mail:           By Overnight Delivery:            By Hand:

   First Chicago Trust       First Chicago Trust        First Chicago Trust
   Company of New York       Company of New York        Company of New York
 Corporate Actions, Suite  Corporate Actions, Suite   c/o Securities Transfer
           4660                      4680              and Reporting Services
      P.O. Box 2569       14 Wall Street, 8th Floor             Inc.
  Jersey City, NJ 07303-      New York, NY 10005      Attn: Corporate Actions
           2569                                         100 William Street,
                                                              Galleria
                                                         New York, NY 10038

                                ---------------


 Delivery of this Letter of Transmittal to an address other than as set forth above shall not constitute a valid delivery.

You must sign this Letter of Transmittal in the appropriate space therefor provided below and complete the Substitute Form W-9 set forth below.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This letter of Transmittal is to be completed by stockholders of CombiChem, Inc. if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

  Stockholders whose Share Certificates (as defined in the Offer to Purchase) are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for the book-entry transfer on a timely basis, may nevertheless tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.


[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution ___________________________________________

     Account Number __________________________________________________________

     Transaction Code Number _________________________________________________

 [_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
     GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

     Name(s) of Tendering Stockholder(s) _____________________________________

     Date of Execution of Notice of Guaranteed Delivery ______________________

     Name of Institution which Guaranteed Delivery ___________________________

     If delivery is by book-entry transfer:

       Name of Tendering Institution _________________________________________

       Account No. ___________________________________________________________

       Transaction Code No. __________________________________________________

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------

Name(s) and
Address(es)
    of
Registered
 Holder(s)
  (Please
fill in, if                  Shares Tendered
  blank)      (Attach additional signed list if necessary)
----------------------------------------------------------
                              Total Number
                                of Shares         Number
              Certificate    Represented by     of Shares
              Number(s)(1)  Certificate(s)(1)  Tendered(2)
             ---------------------------------------------
             ---------------------------------------------
             ---------------------------------------------
             ---------------------------------------------
              Total Shares
----------------------------------------------------------

 (1) Need not be completed by Book-Entry Stockholders.
 (2) Unless otherwise indicated, it will be assumed that all Shares represented by Share certificates delivered to the Depositary are being tendered hereby. See Instruction 4.


Ladies and Gentlemen:

  The undersigned hereby tenders to DPC Newco, Inc., a Delaware corporation ("Offeror") and a direct wholly owned subsidiary of DuPont Pharma, Inc., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of E.I. du Pont de Nemours and Company, a Delaware corporation ("Parent"), the above-described shares of common stock, $.001 par value (the "Shares"), of CombiChem, Inc., a Delaware corporation (the "Company"), pursuant to Offeror's offer to purchase for cash all of the outstanding Shares at a purchase price of $6.75 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 12, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). Offeror is a corporation, newly formed by Purchaser in connection with the Offer and the transactions contemplated thereby. The Offer is being made in connection with the Agreement and Plan of Merger, dated as of October 5, 1999 (the "Merger Agreement"), among Parent, Offeror and the Company.

  Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Offeror all right, title and interest in and to all the Shares that are being tendered hereby and appoints First Chicago Trust Company of New York, as the Depositary (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints designees of Offeror and each of them as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the rights of the undersigned with respect to the Shares tendered hereby and accepted for payment by Offeror prior to the time of any vote or other action (and any and all other shares or other securities issued or issuable in respect of such Shares on or after the date of the Offer to Purchase). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest. Such appointment will be effective when, and only to the extent that, Offeror accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by the stockholder with respect to such Shares (and such other shares and securities) will, without further action, be revoked and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Offeror will, with respect to the Shares (and such other shares and securities) for which such appointment is effective, be empowered to exercise all voting and other rights of such stockholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders, or any adjournment or postponement thereof by written consent in lieu of any such meeting or otherwise. Offeror reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Offeror's payment for such Shares, Offeror must be able to exercise full voting and other rights with respect to such Shares (and such other shares and securities), including voting at any meeting of stockholders.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that when the same are accepted for payment by Offeror, Offeror will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Offeror upon the terms and subject to the conditions of the Offer.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and return any Shares not tendered or not purchased, in the name(s) of the undersigned (or, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. Unless otherwise indicated under "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Offeror does not accept for payment any of the Shares so tendered.

     SPECIAL PAYMENT INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
                                            (See Instructions 1, 5, 6 and 7)

   (See Instructions 1, 5, 6 and 7)

                                             To be completed ONLY if the
   To be completed ONLY if the             check for the purchase price of
 check for the purchase price of           Shares purchased (less the amount
 Shares purchased (less the amount         of any federal income and backup
 of any federal income and backup          withholding tax required to be
 withholding tax required to be            withheld) and certificates for
 withheld) and certificates for            Shares not tendered or not
 Shares not tendered or not                purchased are to be mailed to
 purchased are to be issued in the         someone other than the
 name of someone other than the            undersigned or to the undersigned
 undersigned, or if Shares                 at an address other than that
 tendered hereby and delivered by          shown below the undersigned's
 book-entry transfer which are not         signature.
 accepted for payment are to be
 returned by credit to an account
 at the Book-Entry Transfer
 Facility.

                                           Deliver check and certificates
                                           to:


                                           Name: ____________________________
 Issue check and certificate(s)                      (Please Print)
 to:


                                           Address: _________________________
 Name: ____________________________

           (Please Print)                  ----------------------------------

                                                   (Include Zip Code)
 Address: _________________________


                                           ----------------------------------
 ----------------------------------         (Taxpayer Indentification Number
         (Include Zip Code)                    or Social Security Number)


 ----------------------------------

  (Taxpayer Identification Number
     or Social Security Number)

 [_] Credit shares delivered by
     book-entry transfer and not
     purchased to the account
     set forth above.

                                   SIGN HERE
                  (Please Complete Substitute Form W-9 below)

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                            Signature(s) of Owner(s)
 Name(s) ______________________________________________________________________
                                 (Please Print)
 Capacity (full title) ________________________________________________________
 Address ______________________________________________________________________

 ------------------------------------------------------------------------------
                               (Include Zip Code)
 Area Code and Telephone Number _______________________________________________
 Taxpayer Identification Number or Social Security Number _____________________ Dated ________________________________________________________________________

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person operating in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                     GUARANTEE OF SIGNATURE(S), IF REQUIRED
                           (See Instructions 1 and 5)
 Name of Firm _________________________________________________________________
 Address (Include Zip Code) ___________________________________________________
 Authorized Signature _________________________________________________________
 Name(s) ______________________________________________________________________
 Area Code and Telephone Number _______________________________________________
 Dated ________________________________________________________________________

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

  1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedure. You should use this Letter of Transmittal only if you are either forwarding certificates herewith or causing the Shares to be delivered by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. In order for you to validly tender Shares, certificates for all physically delivered Shares or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal or an Agent's Message, in the case of a book-entry transfer, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase).

  If you cannot deliver your Shares and all other required documents to the Depositary by the Expiration Date, you must tender your Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Offeror must be received by the Depositary by the Expiration Date; and (c) the certificates for all physically delivered Shares or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal or an Agent's Message, must be received by the Depositary within three Nasdaq Stock Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

  The method of delivery of all documents, including Share certificates, is at your option and risk. If you choose to deliver the documents by mail, registered mail with return receipt requested, properly insured, is recommended.

  No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), you waive any right to receive any notice of the acceptance for payment of the Shares.

  3. Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, you should list the certificate numbers and/or the number of Shares on a separate signed schedule attached hereto.

  4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If you wish to tender (offer to sell) fewer than all of the Shares represented by any certificates that you deliver to the Depositary, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Offer. Unless you indicate otherwise, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered.

  5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made, or Shares not tendered or not purchased are to be returned in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

  6. Stock Transfer Taxes. Except as provided in this Letter of Transmittal, Offeror will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or tendered Shares are registered in the name of a person other than the name of the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price, unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

  7. Special Payment and Delivery Instructions. If a check for the Purchase Price of any Shares accepted for payment is to be issued in the name of, and/or Share certificates for Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

  8. Federal Income Tax Withholding. Under the federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder must provide the Depositary with such stockholder's correct taxpayer identification number by completing the Substitute Form W-9 set forth below. In general, if a stockholder is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder pursuant to the Offer may be subject to backup withholding. Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

  Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

  9. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below.

  10. Waiver of Conditions. The conditions of the Offer may be waived by Offeror (subject to certain limitations in the Merger Agreement), in whole or in part, at any time or from time to time, in Offeror's reasonable discretion.

             PAYER'S NAME: First Chicago Trust Company of New York


                        Part 1--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND
                        CERTIFY BY SIGNING AND
                        DATING BELOW

                                                       ----------------------

 SUBSTITUTE                                            Social Security Number
 FORM W-9                                              (If awaiting TIN write
 Department of the                                         "Applied For")
 Treasury

 Internal Revenue                                                OR
 Service

                                                       ----------------------

 Payer's Request for                                  Employer Identification
 Taxpayer                                                      Number
 Identification Number                                 (If awaiting TIN write
 (TIN)                                                     "Applied For")
                       --------------------------------------------------------

                        Part 2--Certificate--Under penalties of perjury, I certify that:
                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting
                            for a number to be issued for me), and
                        (2) I am not subject to backup withholding because:
                            (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                       --------------------------------------------------------

                        CERTIFICATION INSTRUCTIONS--You must cross out item
                        (2) above if you have been notified by the IRS that
                        you are currently subject to backup withholding
                        because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that
                        you are no longer subject to backup withholding, do
                        not cross out such item (2). (Also see instructions
                        in the enclosed Guidelines).
                       --------------------------------------------------------

                                                                   Part 3--

                        SIGNATURE ______________  DATE ___, 1999   Awaiting
                                                                   TIN [_]


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Depositary by the time of payment, 31% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a certified Taxpayer Identification Number to the Depositary within sixty (60) days.

 SIGNATURE ___________________________________________ DATE ___________, 1999

                    The Information Agent for the Offer is:

                             D.F. King & Co., Inc.

                                77 Water Street
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 269-5550
                   All Others Call Toll Free: (800) 488-8075

                      The Dealer Manager for the Offer is:

                           MORGAN STANLEY DEAN WITTER

                       Morgan Stanley & Co. Incorporated
                                 1585 Broadway
                            New York, New York 10036
                                 (212) 761-6088